Exhibit 99.1

Big & Tall Market
• Market defined as:
– big = waist size between 40” and 70”
– tall = height over 6’2”
• Big and tall men account for approximately 11% of the
male population.
• Big and tall market size is approximately $6 billion and
growing at almost twice the rate of the regular size
men’s apparel market.
– Big & tall apparel market is highly fragmented;
characterized by many small, local operators.

Market is growing as a percent to total
menswear sales
Obesity Trends* Among U.S. Adults
(*BMI 30, or about 30 lbs overweight)
No Data          <10%           10%–14% 15%–19%           20%–24%          25%–29%          30%
1985
2005
2000
1995
1990
2007
Source: CDC

Selected Income Statement Information
$4.3m $3.0m $1.0m Interest Expense
$33.9m $34.1m $20.0m Marketing Expense
$-9.6m $7.6m $15.0m - $20.0m Free Cash Flow
44.4% 42.7% 43.7% - 44.2% Gross Margin
$178.1m $178.1m $152.0m SG&A
$464.1m $444.2m -11.0% to -12.0% Sales
2007 2008 2009 Projected
• Free Cash Flow is defined as cash flow from operating activities, less capital expenditures and discretionary store asset acquisitions.

Selected Balance Sheet Information
$17.3m $12.5m
$7.0 - $8.0m
Fixed Term Loan
$41.0m
$38.7m $7.5m -$10.0m
Borrowing Under
Revolver
$117.8m
$98.6m $88.6m
Inventory
2007 2008
2009
Projected
• Projected Borrowing Under Revolver includes the impact from the September 2009 sale of stock from a shelf registration.

Our Store Concepts

Casual Male Stores
• Casual Male XL is the nation’s largest
specialty retailer of big & tall clothing with
396 full price stores and 65 outlet stores in
47 states
CT-10
DE-3
RI-1
MA-13
MD-13
NH-3
NJ-20
VT-1
4
2
10
55
5
26
10
4
23 12
3
5
5
2
18
8
10
2
11
1
4
2
6
32
17
3
5
26
5
1
8
38
13
7
8
1
1
1
3

Rochester
• Targets the higher income consumer
within the big and tall market
– $100,000 per year average salary
• 20 store locations in downtown
major metropolitan areas and
upscale suburbs
• Average store size: 8,156 square ft
• Average sales / square foot: $256
– Stores carry higher-end designer
product
– Average transaction size: $300
Rochester
* 1 London, United Kingdom
Ma-1
DC-1
1
5
1
2
1
1
2
3
1
Locations

Hybrid Stores

Concept
The Hybrid store, as conceived, is a combination Casual
Male, Rochester store featuring the lifestyle sportswear
apparel wardrobe needs offered by Casual Male, but
with an added lifestyle of higher-end fashion apparel
offered by Rochester and an enhanced Clothing section
featuring the quality and fashion of Rochester Clothing
and the price points of Casual Male clothing

11 OAKBROOK, IL • Hybrid Store Front

Hybrid Store Customers
• Prior Casual Male XL only customers are now spending 16% of their purchases on Rochester merchandise.
• Customers who previously shopped both Casual Male XL and
Rochester Clothing are shopping more frequently.
• Prior Rochester only customers that are now shopping at a Hybrid store are spending 4% more than Rochester non-hybrid
customers.

Destination XL Destination XLTM TM DXLTM – Superstore concept

DXLTM
Superstore – Customer Research
• Through customer research conducted in 2009,
customers expressed the need for more apparel choices
within one store concept supporting the concept of
Destination XL.
– The Destination XL store concept received positive feedback from focus groups due to its comprehensive selection
– Customers willing to travel between 45 minutes to 1 hour on average to shop the store

DXLTM
Store Concept
• DXL Store will range from 10,000 SF – 12,000 SF as compared to the average Casual Male Store of 3,500 SF
• DXL Store will combine all products at CMRG including Casual Male XL,
Rochester Clothing, B&T Factory Direct, Living XL, and Shoes XL
Expanding the assortment will offer consumers more than 3 times the current selection at Casual Male XL, allowing customers to select from a broad selection of price points and brands within each lifestyle.
• In addition to the expansive merchandise, DXL Store will house new services such as on-site tailors and online ordering presented in a new and exciting way.

DXLTM
Store Concept
• With the re-branding of Casual Male Big and Tall to Casual Male
XL, we experienced increased traffic and new customers.  We
anticipate the same results with the new DXL logo and store front, attracting the smaller big and tall customer (42” – 44” waists)
• CMRG has a plan to open 5 to 10 DXL stores in major markets each year over the next several years.
• With the expansion of DXL stores, we will reduce the number of
Casual Male XL stores with a market which we anticipate will result in lower operating costs and higher profits per store.

DXLTM
Schaumburg, IL
• Moving our current 5,000-square foot Casual Male XL store
less than a mile down the road to a 12,000-square foot DXL
store.
• We will roll in the two stores closest to Schaumburg,
Bloomingdale and Niles 11.2 and 11.4 miles away
respectively, with combined sales of close to one million
dollars in 2008.
• We expect 4-Wall Store Cash Flow to increase from 21% in
our existing 3 Casual Male XL stores to 30%-35% with the
new DXL store.

9451 Schaumburg, IL 9183 Niles, IL 11.4 miles 9512 Bloomingdale, IL 11.2 miles DXL Schaumburg, IL 0.9 miles

19 Invitation: Identity Application SAMPLE ONLY – NOT FINAL

20

21 Club: Suits SAMPLE ONLY – NOT FINAL

22 Prototype Only

23 Our Direct to Consumer Brands CasualmaleXL.com Rochesterclothing.com Livingxl.com BTDirect.com ShoesXL.com

24 CMRG Internet Sales by Year $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 2002 2003 2004 2005 2006 2007 2008

25

26

27

28

29

30 Europe United Kingdom France Italy Netherlands Spain Germany

Casual Male XL Program Rewards
• 2.6MM customers enrolled to date
• 85% of all Casual Male XL customers are enrolled
• Loyalty member’s average spend per transaction is 26% or
$18 higher than non-members
• 90% of all transactions involve a loyalty member

Prestige XL Program 2009
• Launched a new level of the XL loyalty program in 2009 to
43,000 of Casual Male XL’s top customers.
• Benefits included double point promotions, presale opportunities as well as special recognition on all marketing collateral.
• Prestige customers spent almost $600 on clothing purchases in
2009.

Forward Looking Statements:
This presentation contains certain forward-looking statements concerning the
Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores sales and direct-to-consumer segments, the failure of management to develop the Company’s new direct to consumer businesses, the failure of changes in management to achieve improvement in the
Company's competitive position, adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, increases in raw material costs from inflation and other factors, the interruption of merchandise flow from the
Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange
Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2009 filed on March 23, 2009 and other Company filings with the
Securities and Exchange Commission. Casual Male assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.